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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  APRIL 17, 2000
                                                          ----------------

                                 VIRAGEN, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-10252                 59-2101668
----------------------------         ------------           -------------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)


     865 SW 78TH AVENUE, SUITE 100
             PLANTATION, FL                                   33324
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(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (954) 233-8746
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

     Viragen, Inc. has been approved for listing its common shares on the American Stock Exchange ("AMEX"). Viragen's common shares will begin trading on the AMEX on Monday, April 17, 2000. Viragen's new ticker symbol will be "VRA."
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ITEM 7. EXHIBITS

     1. Certificate of Amendment of Certificate of Incorporation dated April 8, 1987.

     2. Certificate of Amendment of Certificate of Incorporation dated May 11, 1993.

     3. Certificate of Amendment of Certificate of Incorporation dated February 28, 1997.

     4. Certificate of Amendment of Certificate of Incorporation dated July 2, 1997.

     5. Certificate of Amendment of Certificate of Incorporation dated October 4, 1999.

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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VIRAGEN, INC.
                                        ----------------------------------
                                                  (Registrant)


Date: 4/13/00                           /s/ DENNIS W. HEALEY
     --------------                     -----------------------------------
                                                  (Signature)

                                        Dennis W. Healey
                                        Executive Vice President and
                                        Principal Financial Officer